                        	SCHEDULE 14A INFORMATION


	Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

                         	(Amendment No. _______)


   X    		Filed by the Registrant

   _____		Filed by a Party other than the Registrant

		Check the appropriate box:

		      		Preliminary Proxy Statement

 		_____		Confidential, for Use of the Commission
          Only (as permitted by Rule 14a-6(e)(2))

   X    		Definitive Proxy Statement

 		_____		Definitive Additional Materials

 		_____		Soliciting Material Pursuant to
          240.14a-11(c) or 240.14a-12

            	GALAXY FOODS COMPANY, a Delaware corporation

          	(Name of Registrant as Specified In Its Charter)


	(Name of Person(s) Filing Proxy Statement if other than the Registrant)

		Payment of Filing Fee (Check the approximate box)

		    X    		No fee required.

    		_____		Fee computed on table below per Exchange
             Act Rules 14a-6(i)(4) and O-11.

				1.	Title of each class of securities to
which transaction applies:

				2.	Aggregate number of securities to which
transaction applies:

				3.	Per unit price or other underlying value
of transaction computed pursuant to
Exchange Act Rule O-11 (set forth the
amount on which the filing fee is
calculated and state how it was
determined):

				4.	Proposed maximum aggregate value of
transaction:

				5.	Total fee paid:

		_____		Fee paid previously with preliminary
         materials.

		_____		Check box if any part of the fee is
         offset as provided by Exchange Act
         Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

				1.	Amount Previously Paid:

				2.	Form, Schedule or Registration Statement No.:

				3.	Filing Party:

				4.	Date Filed:

                             GALAXY FOODS COMPANY
                              2441 Viscount Row
                            Orlando, Florida 32809

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD FRIDAY, NOVEMBER 11, 1998


To the Shareholders:

The Annual Meeting of Shareholders of Galaxy Foods Company (the
"Company"), will be held Friday,  November 11, 1998 at 10:00 a.m.
at the offices of the Company in Orlando, Florida for the following purposes:

1. 	To fix the number of directors at four and to elect a
Board of Directors for the ensuing year.

2.  	To ratify the retention of BDO Seidman L.L.P. as the
independent auditors of the Company for the fiscal year ended March 31, 1999.

3. 	To transact such other business as may properly come
before the meeting and any adjournment thereof.

Shareholders of record at the close of business on September 18, 1998 will be entitled to vote at the meeting or any adjournment thereof.

                                By Order of the Board of Directors
						 		                       /S/Cynthia L. Hunter
                                Cynthia L. Hunter
                                Corporate Secretary


Orlando, Florida
September 18, 1998


SHAREHOLDERS ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN
IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.  IF YOU
ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                              GALAXY FOODS COMPANY
                                2441 Viscount Row
                             Orlando, Florida 32809

                               September 18, 1998

                                 PROXY STATEMENT
                                       FOR
                       THE ANNUAL MEETING OF SHAREHOLDERS
                    to be held Wednesday, November 11, 1998

Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Galaxy Foods Company (the "Company"), a Delaware corporation, for the use at the Annual Meeting of Shareholders to be held Wednesday, November 11th, 1998 at 10:00 a.m. at the offices of the Company in Orlando, Florida.

Only shareholders of record as of September 18, 1998 will be entitled to vote at the meeting and any adjournment thereof. As of September 18, 1998, 61,717,051 shares of Common Stock, par value $.01 per share, of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and shareholders may vote in person or by proxy. Execution of a proxy will not, in any way, affect a shareholders' right to revoke it by written notice to the Secretary of the Company at any time before it is exercised or by delivering a later executed proxy to the Secretary of the Company at any time before the original proxy is exercised.

All properly executed proxies returned in time to be cast at the meeting will be voted and, with respect to the election of a Board of Directors, will be voted as stated below under "Election of Directors". Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy. In addition to the election of directors, the shareholders will consider and vote upon a proposal to ratify the retention of BDO Seidman L.L.P. as the Company's auditors for the fiscal year ending March 31, 1999. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification, and will be voted FOR if no specification is indicated.

The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote might be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. This proxy statement and the form of proxy were first mailed to shareholders on or about September 30, 1998.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   	The following table sets forth to the knowledge of Management, each person of entry who is the beneficial owner of more than 5% of the 61,717,051 shares of the Company's Common Stock, $.01 par value ("Common Stock") outstanding as of September 18, 1998, the number of shares owned by each such person and the percentage of the outstanding shares represented thereby.


                           					 	      Amount and
Name and Address	                       Nature of            			Percent
of Beneficial Owner	                    Beneficial Ownership(1)	of Class(2)

Angelo S. Morini
2441 Viscount Row
Orlando, Florida 32809                25,170,199(3)           		38.1%

Cede & Co.
Box #20
Bowling Green Station
New York, New York                    35,525,107(4)           		53.8%


(1) The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of these shares.

(2) The total number of shares outstanding assuming the exercise of all currently exercisable and vested options and warrants held by all executive officers, current directors, and holders of 5% or more of the Company's issued and outstanding Common Stock is 66,025,940 shares. Does not assume the exercise of any other options or warrants.

(3) Includes options to acquire 1,091,500 shares of the Company's Common Stock. These options include an option issued on October 1, 1991 to acquire 91,500 shares of the Company's stock at $3.575 per share. The original exercise price of this option was reduced by the Board of Directors to $.50 per share on August 31, 1993. The term to exercise this option was extended to October 1, 2001 on October 1, 1996. On July 1, 1997, Mr. Morini was granted an option to acquire 1,000,000 shares of the Company's Common Stock at an exercise price of $0.75 per share under the terms of his employment agreement, which option expires on July 1, 2002. The closing bid price of the Company's stock on the inter-dealer quotation system operated by Nasdaq, Inc. (the "NASDAQ System") on June 30, 1997 was $0.75. Also includes 5,000 shares owned by Mr. Morini that are held in a nominee name and 2,000 shares held in joint tenancy.

(4) Cede & Co. is a share depository used by shareholders to hold stock in street name. Does not include 5,000 shares beneficially owned by Angelo S. Morini and held by Cede &
Co. in street name.


<PAGE > 6

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of September 18, 1998, the number of shares owned directly, indirectly and beneficially by each executive officer and each director and director-nominee of the Company, and by all executive officers and directors as a group:

                      						     Amount and
Name and Address	                Nature of                 Percent of
of Beneficial Owner	             Beneficial Ownership(1)			Class (2)__

Angelo S. Morini
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida  32809	  		     25,170,199 (3)            38.1%

Earl G. Tyree
240 North Line Drive
Apopka, Florida  32703		    	        22,000 (4)	            		*

Douglas A. Walsh
607 Tamiami Trail
Ruskin, Florida  33570		             22,667 (5)            			*

Marshall K. Luther
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida  32809			          127,333 (6)	             	*

Cynthia L. Hunter
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida  32809		       	    32,000 (7)             		*

All executive officers and directors
as a group					                	 25,374,199	                 	38.4%

*  Less than 1%.

(1) The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of these shares.

(2) The total number of shares outstanding assuming the exercise of all currently exercisable and vested options and warrants held by all executive officers, directors, and holders of 5% or more of the Company's issued and outstanding Common Stock is 66,025,940 shares. Does not assume the exercise of any other options or warrants.

(3) Includes options to acquire 1,091,500 shares of the Company's Common Stock. These options include an option issued on October 1, 1991 to acquire 91,500 shares of the Company's stock at $3.575 per share. The original exercise price of this option was reduced by the Board of Directors to $.50 per share on August 31, 1993. The term to exercise this option was extended to October 1, 2001 on October 1, 1996. On July 1, 1997, Mr. Morini was granted an option to acquire 1,000,000 shares of the Company's Common Stock at an exercise price of $0.75 per share under the terms of his employment agreement, which option expires on July 1, 2002. The closing bid price of the Company's stock as quoted on the NASDAQ System on June 30, 1997 was $0.75. Also includes 5,000 shares owned by Mr. Morini that are held in a nominee name and 2,000 shares held in joint tenancy.

4) Mr. Tyree, a current member of the Board of Directors, was granted an option to acquire 15,000 shares of Common Stock on September 11, 1992 for an exercise price of $2.88 per share. This option expires on September 11, 2002. The closing bid price of the Company's Common Stock as reported on the NASDAQ System on September 10, 1992 was $2.875 per share. Mr. Tyree was granted an additional option on October 1, 1993 to acquire 1,000 shares of Common Stock at an exercise price of $2.125 per share. This option expires on October 1, 2003. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1993 was $2.00 per share. The exercise price of all of Mr. Tyree's then existing options was reduced to $2.00 per share on January 31, 1994. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on January 28, 1994 was $4.625 per share. On October 1, 1994, Mr. Tyree was granted an option to acquire 1,000 shares at an exercise price of $2.75 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1994, was $2.875 per share. This option expires on October 1, 2004. On October 1, 1995, Mr. Tyree was granted an option to acquire 1,000 shares at an exercise price of $0.59 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 29, 1995, was $0.59375 per share. This option expires on October 1, 2005. On October 1, 1996, Mr. Tyree was granted an option to acquire 2,000 shares at an exercise price of $1.47 per share which expires on October 1, 2006. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1996 was $1.50 per share. On October 1, 1997, he was granted an option to acquire 2,000 shares at an exercise price of $1.1875 per share which expires on October 1, 2007. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1997 was $1.1875 per share. All of Mr. Tyree's options currently are exercisable.

(5) Dr. Walsh, a current member of the Board of Directors, was granted an option to acquire 15,000 shares of Common Stock on January 31, 1992 for an exercise price of $3.00 per share. This option expires on January 31, 2002. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on January 30, 1992 was $2.50 per share. Dr. Walsh was granted an additional option on October 1, 1992 to acquire 667 shares of Common Stock at an exercise price of $2.875 per share. This option expires on October 1, 2002. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1992 was $2.625 per share. Dr. Walsh was granted an additional option on October 1, 1993 to acquire 1,000 shares of Common Stock at an exercise price of $2.125 per share. This option expires on October 1, 2003. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1993 was $2.00 per share. The exercise price of all of Dr. Walsh's then existing options was reduced to $2.00 per share on January 31, 1994. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on January 28, 1994 was $4.625 per share. On October 1, 1994, Dr. Walsh was granted an option to acquire 1,000 shares at an exercise price of $2.75 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1994, was $2.875 per share. This option expires on October 1, 2004. On October 1, 1995, Dr. Walsh was granted an option to acquire 1,000 shares at an exercise price of $.59 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 29, 1995, was $.59375 per share. This option expires on October 1, 2005. On October 1, 1996, Dr. Walsh was granted an option to acquire 2,000 shares at an exercise price of $1.47 per share which expires on October 1, 2006. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1996 was $1.50 per share. On October 1, 1997, he was granted an option to acquire 2,000 shares at an exercise price of $1.1875 per share which expires on October 1, 2007. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1997 was $1.1875 per share. All of Dr. Walsh's options currently are exercisable.

(6) Mr. Luther, a current member of the Company's Board of Directors, holds warrants to acquire 50,000 shares of Common Stock at a price of $0.6407 per share. These warrants were granted as compensation for work per the terms of Mr. Luther's agreement with the Company to serve as Senior Vice President of Marketing for a term of one year. In addition, Mr. Luther was granted options to acquire 15,000 shares of the Company's Common Stock on January 31, 1996, for an exercise price of $.8125 per share, which option expires on January 31, 2006. On October 1, 1996, Mr. Luther was granted an option to acquire 1,333 shares at an exercise price of $1.47 per share which expires on October 1, 2006. The closing bid price of the Company's Common Stock was quoted on the NASDAQ System on September 30, 1996 was $1.50 per share. On October 1, 1997, he was granted an option to acquire 2,000 shares at an exercise price of $1.1875 per share which expires on October 1, 2007. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1997 was $1.1875 per share. All of
Mr. Luther's options are currently exercisable.   Also
includes 59,000 shares owned by Mr. Luther and held in nominee name.

(7) Includes options to acquire 30,000 shares of the Company's Common Stock granted to Ms. Hunter pusuant to the Company's 1996 Stock Option Plan. Such options are exercisable at $0.78125 to $1.00 per share and expire as to 15,000 on June 18, 2007 and as to 15,000 on October 23,
1997. Of these options, 10,000 are exercisable. Also includes 2,000 shares owned by Ms. Hunter and held in nominee name.


PROPOSAL ONE:               ELECTION OF DIRECTORS

The directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors shall have been elected and qualified. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director or for all directors will be voted (unless one or more nominees are unable or unwilling to serve) for fixing the number of directors for the ensuing year at four and for the election of the nominees named in the following table. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

Officers and Directors

The following table sets forth the current and proposed directors and executive officers of the Company as of September 18, 1998, and the ages of and positions with the Company held by each of such persons:

Name				                    	        Age        	Positions

Angelo S. Morini	(1)		                55       		Chairman of the Board of
                                                 Directors, President, and
								                                         Chief Executive Officer
Cynthia L. Hunter	                  		28       		Chief Financial Officer and
                                         								Corporate Secretary
Earl G. Tyree  (1)				                77	       	Director
Douglas A. Walsh (1)			               53       		Director
Marshall K. Luther (1)		             	45	       	Director

(1) Nominee for Director. The current directors of the Company are the sole nominees for election to the Board of Directors for the ensuing year.

Each director is elected to hold office until the next annual meeting of shareholders and until his successor is chosen and qualified. The officers of the Company are elected annually at the first Board of Directors meeting following the annual meeting of shareholders, and hold office until their respective successors are duly elected and qualified, unless sooner displaced.

Angelo S. Morini has been President of the Company since its inception and is the inventor of formagg?. He was elected Chairman of the Board of Directors, President, and Chief Executive Officer in 1987. Between 1974 and 1980, Mr. Morini was the general manager of Galaxy Cheese Company, which operated as a sole proprietorship until its incorporation in May 1980. Prior to 1974, he was associated with the Food Service Division of Pillsbury Company and the Post Division of General Foods Company. In addition, he worked in Morini Markets, his family-owned and operated chain of retail grocery stores in the New Castle, Pennsylvania, area. Mr. Morini received a B.S. degree in Business Administration from Youngstown State University in 1968.

Cynthia L. Hunter, CPA was elected Chief Financial Officer and Assistant Secretary on June 30, 1997 and Corporate Secretary on August 6, 1997. Prior to joining the Company, Ms. Hunter worked as an senior auditor for Coopers & Lybrand L.L.P. in Orlando, Florida from December 1994 to June 1997 and an associate auditor for Coopers and Lybrand from October 1993 to December 1994. Prior to her experience at Coopers, Ms. Hunter worked as a Cost Accountant at Pratt & Whitney, a division of United Technologies. During her years in public accounting, Ms. Hunter was responsible for coordinating and overseeing audits on a variety of clients including manufacturing and electronics companies. Ms. Hunter earned a B.S. in Accounting from Florida State University, Tallahassee, Florida in May 1991 and a Masters in Accountancy also from Florida State University, in May 1992.

Earl G. Tyree has been a director of the Company since
September 1992.  From 1980 to 1994, Mr. Tyree served as
President of Bruce Novograd Advertising, Incorporated, a company he co-founded. From 1975 to 1979, Mr. Tyree was President of the John F. Murray advertising division of American Home Products Corporation and from 1972 to 1975,
Mr. Tyree served as President of Sterling Drug,
Incorporated, whose subsidiaries included the Bayer Company
(Bayer Aspirin), the Charles H. Phillips Company (Milk of
Magnesia), and Glenbrook Laboratories. Mr. Tyree attended the University of Richmond where he majored in accounting.

Douglas A. Walsh, D.O., has been a director of the Company since January 1992. Dr. Walsh has been a practicing physician since 1970, specializing in Family Practice and Sports Medicine. From 1984 to present, he has been affiliated with Family Doctors, a four-physician group located in Tampa, Florida. From 1971 to 1984, he was the Health Commissioner for Mahoning County, Ohio, and from 1983 to 1985, he was the Clinic Commander for the U.S. Air Force 911 Tac Clinic in Pittsburgh, Pennsylvania. From 1985 to 1988, he was a flight surgeon at Patrick Air Force Base, Cocoa Beach, Florida. Dr. Walsh's teaching appointments include Associate Professor of Family Practice (Clinical) at Ohio University and Clinical Preceptor at the University of Health Sciences, Kansas City, Missouri. Dr. Walsh received a B.S. degree in Microbiology from the University of Houston, Houston, Texas, in 1965, and a D.O. degree from the University of Health Sciences, Kansas City, Missouri, in 1970. Dr. Walsh also serves as a team physician for the Pittsburgh Pirates organization.

Marshall K. Luther was elected to the Board of Directors on January 31, 1996. From 1993 to 1995, Mr. Luther served as Senior Vice President, Marketing of Tropicana Products, Inc. and from 1975 to 1992, he served in various marketing positions for General Mills International Restaurants. Mr. Luther received his B.S. in Engineering from Brown University in 1974 and his M.B.A. in Marketing from the Wharton Graduate School of Business in 1976.

To the knowledge of the Company, no executive officer or director of the Company is a party adverse to the Company or has material interest adverse to the Company in any legal proceeding.

Certain Relationships and Related Transactions


On October 10, 1995, the Company entered into an employment agreement with Angelo S. Morini. The agreement increases Mr. Morini's base salary to $250,000 per year from $200,000. Additionally, the agreement details additional non-cash compensation based on the performance of the Company. See "Executive Compensation - Employment Agreement of Chief Executive Officer."

On July 1, 1997, Mr. Morini was granted an option to acquire 1,000,000 shares of the Company's Common Stock at an exercise price of $0.75 per share under the terms of his employment agreement, which option expires on July 1, 2002. The closing bid price of the Company's stock as quoted on the NASDAQ System on June 30, 1997 was $0.75.



Meetings of the Board of Directors and Committees

The Board of Directors met one time during the fiscal year ended March 31, 1998 and all the Directors were present.
The Board of Directors does not currently have any standing audit, nominating, compensation, or other committees.



Executive Compensation

The following table sets forth the compensation of the Company's Chief Executive Officer for the fiscal years ended March 31, 1998, 1997, and 1996 (no other executive officer of the Company was compensated in an amount in excess of $100,000 for any such fiscal years):

Summary Compensation Table

			                                           					 	Long Term Compensation
			                       Annual Compensation	           Awards		    Payouts
(a)	            	   (b)	   (c)	      (d)   (e)	       (f)    (g)     (h)    (i)
				                               	      Other	           	Securities
	                		             	         Annual  Restricted	Under- All Other
Name and			                	              Compen- Stock     	lying  LTIP Compen-
Principal	          Fiscal  Salary  Bonus sation  Award(s) Options/ Pay  sation
Position	            Year    ($)     ($)    ($)	    ($) 	   SARs(#) ($)  ($)

Angelo S. Morini(1) 1998   250,000    --   19,132(2)  --     --      --      --
Chairman of the     1997   250,000    --	  16,262(3)  -- 	   --      --      --
Board of Directors, 1996   227,917    --   14,704(4)  -- 18,000,000  --      --
President, and Chief
Executive Officer

(1) For the fiscal year ended March 31, 1996, Mr. Morini was also paid $8,208, for interest on three loans, aggregating $1,035,652, made to the Company by Mr. Morini. The interest rates on these loans ranged from 12% to 14% per annum. These loans were paid in full by June 7, 1995. On October 10, 1995, the Company entered into an employment agreement with Mr. Morini upon terms and conditions approved by the Board of Directors. In accordance with the terms of such employment agreement, Mr. Morini was granted the right to purchase up to 18,000,000 shares of the Company's Common Stock at a per share price of 110% of the average closing bid price as reported on the NASDAQ System for the ten trading days preceding the receipt by the Company of written notice of Mr. Morini's election to purchase shares. Mr. Morini exercised this option on October 11, 1995, for a price per share of $0.6429 and currently owes $11,572,200 for a note payable to the Company. On August 11, 1993, the Board of Directors approved the issuance to Angelo S. Morini of an option to purchase 2,400,000 shares of the Company's Common Stock for a purchase price of $.50 per share in consideration for Mr. Morini's past services to the Company, the pledge by Mr. Morini of all of then-current shares owned by Mr. Morini to the Company's then principal lender, J&C Resources, Inc. ("J&C"), to secure loans made to the Company, and the subordination of all loans made by Mr. Morini to the Company to payment of the sums due J&C. Mr. Morini exercised this option on November 4, 1994 and currently owes $1,200,000 for a note payable to the Company. See "Certain Relationships and Related Party
Transactions."

(2) For the fiscal year ended March 31, 1998, the Company paid $11,500 in lease payments for Mr. Morini's automobile and $7,632 in club dues for Mr. Morini.

(3) For the fiscal year ended March 31, 1997, the Company paid $9,107 in lease payments for Mr. Morini's automobile and $7,155 in club dues for Mr. Morini.

(4) For the fiscal year ended March 31, 1996, the Company paid $9,107 in lease payments for Mr. Morini's automobile and $5,597 in club dues for Mr. Morini.

(5) On October 1, 1991, Mr. Morini was issued an option to acquire 91,500 shares of the Company's stock at $3.575 per share. The original exercise price of this option was reduced by the Board of Directors to $.50 per share on August 31, 1993. The term to exercise this option expired as of October 1, 1996. On October 1, 1996, the Board of
Directors extended the expiration date of such option to October 1, 2001.

The following table sets forth information concerning each grant of stock options and freestanding stock appreciation rights during the fiscal year ended March 31, 1997 by each of the executive officers named in the Summary of Compensation Table above, and the fiscal year-end value of unexercised options and SARs.



                      Option/SAR Grants in Last Fiscal Year

                                           				                 Potential
                                                            Realizable Value at
                                                              Assumed Annual
                                                           Rates of Stock Price
                                                               Appreciation
 				                 Individual Grants               					   for Option Term
(a)                 		(b)	       	(c)	    	(d)	    	(e)     		(f)    		(g)
                     	Number	of	 % of
                      Securities	Total
                      Under-	    Options/
                      Lying	     SARs
                      Options/ 	 Granted to	Exercise
                      SARs      		Employees	or Base
	                     Granted     in Fiscal Price 		Expiration
Name				             (#)          		Year	 	($/Sh)		Date       	5% ($)		10% ($)

Angelo S. Morini 	   	1,000,000     82.7%   $0.75	 	07/01/02 	$210,000 $460,000


Compensation of Directors

Each non-employee director who served on the Board of Directors during the last fiscal year received a fee of $500 plus expenses for his services.

Additionally, each non-employee director of the Company is entitled to receive on October 1 of each year, options to purchase a number of shares of Common Stock equal to (i) 1,000 shares, if such director served for a full year prior to the October 1 anniversary date, or (ii) a pro rated amount equal to 83.33 shares for each full month served during the year prior to such anniversary date, if such director did not serve for a full year prior to the anniversary date. Such options are granted pursuant to the Company's 1991 Non-Employee Director Stock Option Plan (the "1991 Plan") which was adopted by the Board of Directors on October 1, 1991, and approved by the shareholders of the Company on January 31, 1992. As originally adopted, 33,500 shares of Common Stock were reserved for issuance under the 1991 Plan. Of these 33,500 shares, Dr. Richard Gentile, a former director, and Mr. Earl Tyree and Dr, Douglas Walsh, current directors, each received options on October 1, 1995 to purchase 1,000 shares of Common Stock. Dr. Douglas Walsh, Mr. Earl Tyree and Mr. Marshall Luther, all current directors, each received options on October 1, 1996 to purchase 2,000, 2,000 and 1,333 shares respectively of Common Stock. Dr. Douglas Walsh, Mr. Earl Tyree and Mr. Marshall Luther, all current directors, each received options on October 1, 1997 to purchase 2,000 shares respectively of Common Stock. The remaining 16,617 shares are available for issuance pursuant to options granted under the 1991 Plan.


Employment Agreement of Chief Executive Officer

As of October 10, 1995, the Company entered into an Employment Agreement (the "Agreement") with Angelo S. Morini, the Company's President and Chief Executive Officer. The Agreement has a term of five years and provides for an annual base salary of $250,000. Additionally, Mr. Morini will receive an annual bonus in an amount equal to five percent of the Company's pre-tax net income for book purposes, as determined by the Company's independent certified public accounting firm. Other material provisions of the Agreement are as follows:
	1. Mr. Morini shall have the right to purchase (the "Purchase Rights") up to 18,000,000 shares of the Company's Common Stock, at a per share price of 110% of the average closing bid price as reported on the NASDAQ System for the ten trading days preceding the receipt by the Company of written notice of Mr. Morini's election to purchase shares. The purchase price for such shares may be evidenced by a promissory note executed by Mr. Morini in favor of the Company, which note shall bear interest at a rate at least equal to the applicable federal rate established by the United States Internal Revenue Service. The promissory note shall have a term of five years. Mr. Morini shall have the option to extend the note for up to five additional years provided that he pays at least one-third of the then accrued but unpaid interest, with any remaining unpaid interest to be added to principal. Any such promissory note shall be secured by a first priority security interest in all shares purchased by Mr. Morini in conjunction with the exercise of the Purchase Rights as evidenced by a stock pledge and security agreement executed by Mr. Morini in favor of the Company.

2. Mr. Morini shall be granted certain options to purchase Common Stock upon the Company's achievement of each of the following milestone events:

	    Milestone Event		                     		Number of Options Granted
	    Reaching break-even for a				               	1,000,000
	    calendar quarter

	    Annual net operating income			              	1,000,000
	    of $1,000,000 or more

	    Each increment of $1,000,000			             	1,000,000
	    of annual net operating income
	    in excess of $1,000,000

Each of the options granted as aforesaid shall have a term of five years from the date granted and shall be exercisable in whole or in part upon the delivery by Mr. Morini to the Company of written notice of exercise. The exercise price for each of the options shall be the closing bid price of the Company's Common Stock on the trading day immediately preceding the Company's achievement of the related milestone event as established by the NASDAQ System. The exercise price for any such option shares may be evidenced by a promissory note executed by Mr. Morini in favor of the Company and bearing interest at a rate at least equal to the applicable federal rate established by the United States Internal Revenue Service. The promissory note shall have a term of five years. Mr. Morini shall have the option to extend the note for up to five additional years provided that he pays at least one-third of the then accrued but unpaid interest, with any remaining unpaid interest to be added to principal. Any such promissory note shall be secured by a first priority security interest in all shares purchased by Mr. Morini in conjunction with the exercise of the options as evidenced by a stock pledge and security agreement executed by Mr. Morini in favor of the Company.
3. The Agreement is terminable by Mr. Morini upon the delivery of written notice of termination in the event that a majority of the Company's Board of Directors is at any time comprised of persons for whom Mr. Morini did not vote in his capacity as a director or a shareholder of the Company (a "Change of Control"). If Mr. Morini abstains from voting for any person as a director, such abstention shall be deemed to be an affirmative vote by Mr. Morini for such person as a director.

4. If the Agreement is terminated, regardless of the reason for such termination, Mr. Morini shall be entitled to retain all unexercised Purchase Rights and options granted under the Agreement and all shares of Common Stock issued in connection with the exercise of such Purchase Rights and options, and shall receive all earned but unpaid base salary through the effective date of termination and all accrued but unpaid bonuses for the fiscal year(s) ending prior to the effective date of termination. Additionally, in the event that Mr. Morini's employment is terminated without cause or due to his death, total disability or legal incompetence, or if Mr. Morini terminates his employment upon a change of control, the Company shall pay to Mr. Morini or his estate severance pay equal to three times the amount of Mr. Morini's annual base salary (before deductions for withholding, employment and unemployment taxes), and a bonus for the year of termination and the following two years equal to the average of the two bonuses paid to Mr. Morini under the Agreement.

5.  In the event of a change of control, Mr.
Morini may, at any time thereafter, require that the Company purchase up to 1,638,564 shares of his Common Stock at a purchase price of $.50 per share, subject to adjustment for any increase or decrease in the number of outstanding shares of the Company's Common Stock or in the event that the Common Stock is changed into or exchanged for a different number or class or kind of shares or securities of the Company, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like.

6. The Company extended the maturity date of that certain Promissory Note dated as of November 4, 1994, executed by Mr. Morini in favor of the Company in the principal amount of $1,200,000 in conjunction with his exercise of options previously granted by the Company for two additional years until November 4, 2001.

7. Mr. Morini has agreed that in the event he voluntarily terminates his employment with the Company or if he is terminated for "cause" (as defined in the Agreement), he will not compete with the Company for a period of one year following the date of termination of his employment with the Company, whether as an employee, officer, director, partner, shareholder, consultant or independent contractor in any business substantially similar to that conducted by the Company within those areas in the United States in which the Company is doing business as of the date of termination.

As of October 11, 1995, Mr. Morini exercised the Purchase Rights with respect to all 18,000,000 shares of Common Stock subject thereto (the "Purchase Right Shares"). In connection with the exercise of such Purchase Rights, Mr. Morini executed in favor of the Company a balloon promissory note (the "Note") in the principal amount of $11,572,200. The Note bears interest at the rate of seven percent per annum and is due and payable in full on October 11, 2000, subject to Mr. Morini's option to extend the Note for up to five additional years provided that he pays at least one-third of the then accrued but unpaid interest, with any remaining unpaid interest to be added to principal. In order to secure the Note, Mr. Morini executed in favor of the Company a stock pledge and security agreement pursuant to which Mr. Morini granted the Company a first priority security interest in all of the Purchase Right Shares.

On July 1, 1997, Mr. Morini was granted an option to acquire 1,000,000 shares of the Company's Common Stock at an exercise price of $0.75 per share under the terms of the agreement, by virtue of the Company reaching the first milestone event under his employment agreement. This option expires on July 1, 2002. The closing bid price of the Company's stock as quoted on the NASDAQ System on June 30, 1997 was $0.75.

PROPOSAL TWO:		TO RATIFY THE RETENTION OF BDO SEIDMAN
L.L.P. AS THE COMPANY'S AUDITORS

The Board of Directors has selected the firm of BDO Seidman L.L.P. as the Company's independent certified public accountants for the current fiscal year. BDO Seidman has served as the Company's independent public accountants for each of the last five years. It is expected that a representative of BDO Seidman L.L.P. will be present during the Annual Meeting. The representative will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
THE RETENTION OF  BDO SEIDMAN L.L.P. AS THE COMPANY'S
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE CURRENT
FISCAL YEAR.


OTHER BUSINESS

The Board of Directors knows of no business which will be presented for consideration at the meeting other than stated above. If any other business should come before the meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.


EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Company. In addition to soliciting shareholders by mail of by its regular employees, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company, none of whom will receive additional compensation therefor, may also be made of some shareholders in person or by mail, telephone or telegraph, following the original solicitation.


SHAREHOLDER PROPOSALS

It is anticipated that the Company's next annual meeting of shareholders will be held in October 1999, and proposals of shareholders intended for inclusion in the proxy statement will be furnished to all shareholders entitled to vote at the next annual meeting of the Company, and must be received at the Company's principal executive offices no later than July 13, 1999. It is suggested that proponents submit their proposals by Certified Mail-Return Receipt Requested.
Notice of shareholder proposals outside the processes of Rule 14a-8 of the of the Securities Exchange Act of 1934, as amended, (for proposals submitted for inclusion in proxy statement and form of proxy) for the next annual meeting of shareholders must be received at the Company's principal executive offices no later than September 28, 1999.

The Company will provide without charge to each person whose proxy is being solicited hereby, upon the written request of such person, a copy of the Company's annual report on Form 10-K, including the financial statements and the financial statement schedules, filed with the Securities and Exchange Commission for the Company's fiscal year ended March 31,
1998.    All such requests should be directed to Investor
Relations, at 2441 Viscount Row, Orlando, Florida 32809.

GALAXY FOODS COMPANY
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
FRIDAY, NOVEMBER 11, 1998


This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Angelo S. Morini with full power of substitution, the proxies of the undersigned to vote all shares of Common Stock of Galaxy Foods Company (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Friday, November 11, 1998, at 10:00 a.m., local time, at the offices of the Company located at Orlando Central Park, 2441 Viscount Row, Orlando, Florida, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereof.


1. ELECTION OF DIRECTORS		[  ] FOR all nominees
below
	[  ] WITHHOLD AUTHORITY to vote for all nominees
listed below.
(Instruction: To withhold authority to vote for
any nominee, draw a line through such nominee's
name.)
Marshall K. Luther,   Angelo S. Morini,   Earl G.
Tyree,   Douglas A. Walsh, MD.


 (continued on the other side)
 (continued from other side)

2.  TO RATIFY THE RETENTION  OF  BDO SEIDMAN L.L.P. AS
THE COMPANY'S INDEPENDENT        CERTIFIED PUBLIC
ACCOUNTANTS (The Board of Directors recommends a vote
FOR)
		       [  ] FOR  			         [  ] AGAINST
	             [  ] ABSTAIN

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING AND
ANY ADJOURNMENT THEREOF

The Board of Directors knows
of no business which will be
presented for consideration
at the meeting other than
stated above. If any other
business should come before
the meeting, votes may be
cast pursuant to proxies in
respect to any such business
in the best judgment of the
person or persons acting
under the proxies.
Signature:
_____________________________
____
Signature:___________________
_______________

Date:
_____________________________
________
This Proxy when properly
executed will be voted in the
manner directed herein by the
undersigned stockholder.  If
no direction is made, this
proxy will be voted FOR
	proposal 1 and FOR
proposal 2. If signing as an
attorney,	executor, trustee
or guardian, please give your
full title as such. If stock
is held jointly, each  owner
should sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY
USING THE ENCLOSED ENVELOPE